Exhibit 99.1
EEI Financial Conference November 6-9, 2011 NYSE: UNS

Contact Information & Safe Harbor Paul J. Bonavia, Chairman, President and CEO Kevin P. Larson, SVP and CFO Investor Relations Contact Information Chris Norman, Director Daniel Mark, Senior Analyst (520) 884.3649 (520) 884.3621 cnorman@uns.com dmark@uns.com Investor Information http://ir.uns.com Safe Harbor and Non-GAAP Measures This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company's pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UniSource Energy's Form 10- K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The Company's press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items; the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods. 1

Long-Term Value Proposition Fully Regulated Utility With Long-Term Growth Drivers Fully Regulated Utility With Long-Term Growth Drivers Fully Regulated Utility With Long-Term Growth Drivers 2

Note: Capital expenditure estimates for 2012-2014 from 2010 10-K; 2011 estimate from Q3 10-Q. (CHART) Generating Strong, Stable Cash Flow Internal Cash Funds Majority of Capital Investments 3 (CHART) No planned equity issuances Reduced debt leverage

(CHART) Attractive dividend yield (CHART) Room to grow dividend 11 consecutive years of dividend increases 2000 2011 (CHART) *Yield and payout for regulated utilities from EEI Q3 2011 Financial Update Note: UNS payout ratio based on net income associated with mid-point of 2011 earnings guidance and indicated annual dividend of $1.68 (CHART) Generating Strong, Stable Cash Flow Attractive Dividend Yield and Opportunity for Growth

(CHART) (CHART) Note: Capital expenditure estimates for 2012-2015 are from the 2010 Form 10-K; 2011 estimate is from 3rd quarter 2011 10-Q. Investing in Our Utility Businesses Nearly $2 Billion of Utility Investments Through 2015 (CHART) 5

Investing in Our Utility Businesses TEP Rate Base Growth of $400 - $500 Million TEP Rate Base Growth Generation and distribution investments from 2007-2011 Environmental upgrades Sundt Unit 4 Renewable energy investments $1.02B 6 $1.4B - $1.5B (CHART)

Strengthening Our Regulatory Foundation Significant Progress Since 2008 7

Strengthening Our Regulatory Foundation Constructive Outcomes and Progress in Recent Cases Constructive Outcomes and Progress in Recent Cases Constructive Outcomes and Progress in Recent Cases 8

Positioning for TEP 2012 Rate Filing Building Blocks for 2013 Rate Increase Building Blocks for 2013 Rate Increase Building Blocks for 2013 Rate Increase July 1, 2012 anticipated filing date Per 2008 Settlement Agreement, ACC Staff and other parties to use best efforts to implement new rates within 13 months of filing date 9

Arizona's Economic Future is Bright Long-Term Population Growth Expected to Return (CHART) Tucson Population TEP Customers U.S. Population 2010 2020 10 (CHART)

Supplemental Information 11

Financial Update and Outlook 12

3rd Quarter 2011 Highlights Current 2011 earnings guidance range of $2.70 - $2.80 per UNS diluted share Maintaining 2011 UNS Base O&M* estimate of $272 million 2011 long-term wholesale margin expected to be $14 million Q3 results largely in line with forecast Q3 2011 includes after-tax gain of $0.11 per diluted share related to the settlement of a transmission dispute between TEP and El Paso Q3 2010 includes after-tax losses of $0.14 per dilute share related to impairment losses at Millennium (CHART) (CHART) 13 * Base O&M and Retail Margin Revenues are non-GAAP measures. Please refer to the end of this presentation for a reconciliation of non-GAAP measures.

Annual Earnings Sensitivities Annual Earnings Sensitivities (CHART) (CHART) 14 * Base O&M is a non-GAAP measures. Please refer to the end of this presentation for a reconciliation of non-GAAP measures.

TEP Long-Term Wholesale Sales Margin on long-term wholesale sales benefits shareholders Gross margin on total long-term wholesale sales was $28 million in 2010 Expect gross margin on 2011 long-term wholesale sales of $14 million Salt River Project (SRP) 100MW TEP received monthly demand charge of $1.8 million ($22 million annually) and provides energy at TEP's average fuel cost Contract modifications effective June 1, 2011 No demand charge; energy charge based on slight discount to Palo Verde Index SRP monthly purchase requirement of 73,000 MWhs (876,000 MWhs annually) Contract expires May 2016 Navajo Tribal Utility Authority (NTUA) No demand charge; energy priced in mid - $50 per MWh range No minimum purchase requirement Contract modifications effective 2010 Energy charge for 50% of sales (June-Sept) based on Palo Verde Index (~30 GWhs) Contract expires December 2015 (CHART) (CHART) 15

2011- 2014 Financial Outlook Continued O&M cost containment Potential recovery of lost revenues from energy efficiency programs Potential increase in TEP's mining load Up to 100 MW in the next 3-5 years from expansion of existing mining operations and re-opening of dormant mines At full production, 100 MW from the proposed new Rosemont Copper mine UNS Gas case filed in 2011 with new rates effective in 2012 TEP rate case filed June 30, 2012 with new rates effective in mid-2013 2014 first full year of new TEP rates 16

Credit Ratings

- **Sufficient lines of credit**
  - TEP - $200 million; UES - $100 million; UNS - $ 125 million; mature in Nov. 2014
- **Credit ratings**
  - Fitch placed TEP on positive outlook in October 2011

TEP	Moody's	S&P	Fitch
Secured	Baa1	BBB+	BBB
Unsecured	Baa3	BBB-	BBB-
Issuer	Baa3	BB+	BB+
Outlook	Stable	Stable	Positive

UniSource Energy	Moody's
Secured Credit Facility	Ba1
Outlook	Stable

UNS Electric	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UNS Gas	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UniSource Energy Corporation

17

Long-Term Debt Summary

Balances as of 9/30/11
Rates as of 10/26/11

Debt Issue	Interest Rate	Curr. Balance (in millions)	Issue Date	Maturity Date	Current Call Price	Security	Facilities Financed
TEP							
Unsec. Ind. Dev. Bonds (Tax-Exempt)							
2010 Pima A	5.250%	$ 100	Oct-10	Oct-40	N/C 10	Unsecured	Local T&D
2008 Pima A	6.375%	91	Mar-08	Sep-29	N/C 5		Local T&D
2008 Pima B	5.750%	130	Jun-08	Sep-29	N/C 5		Local T&D
2009 Pima A	4.950%	80	Oct-09	Oct-20	N/C		San Juan PC
2009 Coconino A	5.125%	15	Oct-09	Oct-32	N/C 10		Navajo PC
1997 Pima A	6.100%	22	Sep-97	Sep-25	100%		Local T&D
1998 Apache A	5.850%	84	Mar-98	Mar-28	100%		SGS 1 PC
1998 Apache B	5.875%	100	Mar-98	Mar-33	100%		SGS 2 PC
1998 Apache C	5.850%	16	Mar-98	Mar-26	100%		Local T&D
Subtotal		$ 638					
Var. Rate Bonds (Tax-Exempt)							
2010 Coconino A	0.18%	37	Dec-10	Oct-32	100%	Mortgage Bonds	Navajo PC
1982 Pima A - Irvington	0.15%	39	Oct-82	Oct-22	100%		Local T&D / Irvington
1982 Pima A	0.13%	40	Dec-82	Dec-22	100%		Local T&D / 4 Corners PC
1983 Apache A	0.13%	100	Dec-83	Dec-18	100%		SGS 2
1983 Apache B (Tranche A)	0.13%	80	Dec-83	Dec-18	100%		SGS 2
1983 Apache C (Tranche A)	0.13%	50	Dec-83	Dec-18	100%		SGS 2
1985 Apache A	0.13%	20	Dec-85	Dec-20	100%		SGS 2
Subtotal		$ 366					
TEP TOTAL		$ 1,004					
UES							
UNS Gas Unsecured Notes	5.390%	50	Aug-11	Aug-26	MW+50	Unsecured	General Purpose
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-15	MW+50		General Purpose
UNS Electric Unsecured Notes	6.500%	50	Aug-08	Aug-15	MW+50		General Purpose
UNS Electric Unsecured Notes	7.100%	50	Aug-08	Aug-23	MW+50		General Purpose
UNS Electric Term-Loan	2.220%	30	Aug-11	Aug-15	Par		General Purpose
UES TOTAL		$ 230					
UniSource Stand-Alone							
Sr. Unsec. Convertible Notes	4.500%	150	Mar-05	Mar-35	Par	Unsecured	General Purpose
Revolving Credit Facility	LIBOR+3.00%	71	Nov-10	Nov-14	Par	Unsecured	General Purpose
UNISOURCE STAND-ALONE TOTAL		$ 221					
UNISOURCE CONSOLIDATED TOTAL		$1,455					

UniSource Energy Corporation
18

Company Overview 19

Regulated Electric and Gas Utility Businesses Largest Subsidiary of UNS 80% of Operating Revenues 81% of Total Assets Vertically Integrated Electric Utility 403,000 Electric Customers Gas & Electric T&D Businesses 147,000 Gas Customers 91,000 Electric Customers NYSE: UNS 2010 Operating Revenues: $1.5B Market Cap: $1.4B Enterprise Value: $3.3B 20

Utility Service Areas Navajo Sundt Moenkopi Peacock Marketplace Kayenta Tucson Generating Station Coal Mine Interconnection With Other Utility Substation Solar Station TEP 403,000 customers UNS Gas 146,000 customers UNS Gas & Electric UNS Electric 90,000 customers High Voltage Transmission Lines San Juan Ship Rock Four Corners San Juan Mine Navajo McKinley McKinley Mine Coronado Springerville Luna Hidalgo Greenlee South Vail Valencia Nogales Davis Mead Black Mountain Kingman Kingman Black Mountain Griffith Griffith N. Havasu Lake Havasu City Parker Parker Saguaro West Wing Liberty Palo Verde Phoeni x Pinal West Cholla Flagstaff Lee Ranch Yavapai Prescott MEXICO NEVADA UTAH COLORADO CALIFORNIA NEW MEXICO Lake Havasu City Pinnacle Peak 21 Service Areas / Customers

TEP's Diverse Retail Customer Base TEP's Diverse Retail Customer Base TEP's Diverse Retail Customer Base University of Arizona Davis Monthan Air Force Base Freeport McMoRan Largest Retail Customers 22 (CHART) (CHART) Customer Sector Freeport McMoRan Copper Mining Asarco Copper Mining University of Arizona Education Fort Huachuca, US Army Intelligence Center Military Raytheon Defense IBM Technology Davis Monthan Air Force Base Military Arizona Portland Cement Construction Liquid Air Manufacturing

(CHART) TEP - Retail Customers TEP customer base continues to grow at a modest pace Long-term outlook positive with a customer growth rate of more than 1.5% in 2014 Retail Customer Growth Possible addition of Rosemont Copper mine in 2013 with usage of ~ 100MW Support from local business organizations; opposition from local government and environmental groups Requires a U.S. Forest Service Record of Decision Draft EIS issued in October 2011 Final EIS and Record of Decision could be issued in Q1 2012 23

TEP's Energy Resources Provide Optionality

Generating Capacity – 2,245 MW



Solar
6 MW
0.3%
Simple Cycle Gas
496 MW
22%
Owned Coal
1,061 MW
47%
Gas CCCT
190 MW
9%
Coal/Gas
156 MW
7%
Leased Coal
334 MW
15%

2010 Resource Mix - GWh



Purchases
2,760 GWh
21%
Solar
32 GWh
< 1%
Gas
1,078 GWh,
8%
Coal
9,481 GWh
71%

- Owned Coal – 1,061 MW (incl. 14% of Springerville Unit 1)
- Leased Coal – 86% of 387 MW Springerville Unit 1
- Coal / Gas - Sundt Unit 4
- Luna Combined Cycle Gas Turbine
- Simple Cycle Gas Units
- Solar
- Purchased Power

Leased and dual fuel plants provide optionality

- Springerville Unit 1 lease (expires Jan. 2015) has fair market value purchase and lease renewal options

No near-term new base load generation requirements

- Substation and transmission line additions are expanding access to the Palo Verde hub
- Current resources and access to Palo Verde hub are adequate to serve potential increase in mining load in the next 3 to 5 years

Limited commodity price exposure for retail fuel & purchased power costs

- Long-term coal contracts provide price and supply stability PPFAC allows for full recovery
- PPFAC allows for full recovery

Protection against carbon-related costs

- Carbon costs are a fuel-related cost and can be recovered through the PPFAC
- 2008 Rate Order allows base rate & adjustor mechanism change in emergency conditions, subject to ACC approval

UniSource Energy Corporation
24

Strong Coal Plant Operating Performance Average Equivalent Availability Factor Baghouse - Low NOx Existing Environmental Equipment Operator TEP's Share (MW) Coal Delivery In Service Dates TEP's Share (%) TEP 156 MW rail 1967 100% TEP 770 MW rail Unit 1 - 1985 Unit 2 - 1990 100% Arizona Public Service 110 MW mine mouth Unit 4 - 1969 Unit 5 - 1970 7% Salt River Project 168 MW mine mouth Unit 1 - 1974 Unit 2 - 1975 Unit 3 - 1976 7.5% Public Service of New Mexico 322 MW mine mouth Unit 1 - 1976 Unit 2 - 1973 50% Coal Supplier Contract Term Peabody 2020 BHP Billiton 2016 Peabody 2019 San Juan Coal 2017 Peabody 2012 Annual Expected Coal Usage 350 k tons 3.2 mil. tons 400k tons 500k tons 1.3 mil. tons Baghouse Scrubbers Low NOx Baghouse Scrubbers - Precipitators Scrubbers - Baghouse Scrubbers Low NOx Mercury removal Sundt Unit 4 coal/gas Navajo Units 1,2&3 coal Industry Avg. coal Four Corners Units 4&5 coal San Juan Units 1&2 coal Springerville Units 1&2 coal (CHART) 93% 87% 05 06 07 08 09 91.9% (CHART) 89.2% (CHART) 82.1% (CHART) 86.1% (CHART) 81.1% (CHART) 85.0% 06 07 08 09 10 06 07 08 09 10 06 07 08 09 10 06 07 08 09 10 06 07 08 09 10 25

TEP Generation Portfolio Fuel/ Plant Fuel/ Plant Unit No. Location Date In Service Operator TEP's Share % TEP Share Net Capacity MW Coal Coal Springerville Station 1 Springerville, AZ 1985 TEP 100 387 Springerville Station 2 Springerville, AZ 1990 TEP 100 390 San Juan Station 1 Farmington, NM 1976 PNM 50 170 San Juan Station 2 Farmington, NM 1973 PNM 50 170 Navajo Station 1 Page, AZ 1974 SRP 7.5 56 Navajo Station 2 Page, AZ 1975 SRP 7.5 56 Navajo Station 3 Page, AZ 1976 SRP 7.5 56 Four Corners Station 4 Farmington, NM 1969 APS 7 55 Four Corners Station 5 Farmington, NM 1970 APS 7 55 Gas Gas Luna Energy Facility 1 Deming, NM 2006 PNM 33.3 190 North Loop Tucson, AZ 2001 TEP 100 95 Gas/Oil Gas/Oil Sundt Station 1 Tucson, AZ 1958 TEP 100 81 Sundt Station 2 Tucson, AZ 1960 TEP 100 81 Sundt Station 3 Tucson, AZ 1962 TEP 100 104 Sundt ICTs Tucson, AZ 1972 TEP 100 50 DeMoss Petrie Tucson, AZ 1972 TEP 100 85 Coal/Gas Coal/Gas Sundt Station 4 Tucson, AZ 1967 TEP 100 156 Springerville Solar Station Springerville Solar Station Springerville, AZ 2002 TEP 100 6 Community Solar Projects Community Solar Projects Tucson, AZ 2010 TEP 100 2 Total 2,245 26

Investments in Renewable Energy Arizona Renewable Energy Standard and Tariff 15% of all retail energy needs from renewable resources by 2025 Cost recovery, including ROI, through RES surcharge on owned resources (CHART) 27

TEP & UNSE Renewable Contracts and Projects

PPAs

Resource/ Counterparty	Technology	Location	Operator	Completion Date	Term (Years)	Purchase Option	Capacity MW
Solar							
Amonix	Concentrating PV	Tucson, AZ	Amonix	Mar 2011	20	On or after yr. 6 at FMV	2
Swan Solar	Concentrating PV	Tucson, AZ	Amonix	Mar 2012	20		12
NRG Solar	Fixed PV	Tucson, AZ	NRG Solar	Dec 2012	20		25
First Light	Fixed PV	Tucson, AZ	CTC	Dec 2011	20		5
Emcore Solar	Concentrating PV	Tucson, AZ	Emcore	Feb 2012	20		2
Solon	SAT PV	Kingman, AZ	Solon	Feb 2012	20		10
FRV Tucson Solar	SAT PV	Tucson, AZ	Renewable Ventures	June 2012	20		25
FSP Solar One	SAT PV	Tucson, AZ	Foresight Solar	Jan 2012	20		4
FSP Solar Two	SAT PV	Tucson, AZ	Foresight Solar	Jun 2012	20		12
Avalon Solar	Fixed PV	Marana, AZ	Avalon	Dec 2012	20		35
Renewable Fuel	Solar Thermal	Tucson, AZ	Bell IPC	Dec 2013	20		5.5
Wind							
Western Wind Energy US Corp	Wind	Kingman, AZ	Western Wind	Sept 2011	20	None	11
Macho Springs	Wind	Deming, NM	Element Power	Sept 2011	20	None	50
Landfill Gas							
Sexton Energy	Landfill Gas	Tucson, AZ	Sexton Energy	Dec 2013	15	None	2.2
						Total	**198.5**

Owned / In Development

Fuel/ Plant	Technology	Status	Completion Date	Net Capacity MW
Solar				
Springerville Solar Station	Fixed PV	Complete	2002	4.6
Springerville Solar Expansion	Fixed PV	Complete	2010	1.8
Univ. of Arizona Tech Park	SAT PV	Complete	2010	1.6
Univ. of Arizona Tech Park II	SAT PV	In progress	2011	5
TBD	SAT PV	Scheduled	2012	5
			Total	**18**

UniSource Energy Services UNS Gas T&D retail gas business 146,500 retail customers 2010 retail sales - 112 million therms Rate Case Activity Base rate increase of $3.5 million effective April 2010 Filed new rate case in April 2011 Original cost rate base of $184 million as of 12/31/2010 $5.6 million (3.8%) base rate increase Staff recommends $2 million Settlement discussions begin in Nov. 2011 UNS Electric T&D retail electric business More than 90,000 retail customers 2010 retail sales - 1,857 GWh Rate Case Activity Base rate increase of $7.4 million effective October 2010 Original cost rate base of $169 million at 12/31/08 Approved acquisition of Black Mountain Generating Station Approved investments of $5 million annually in company-owned solar projects from 2011-2014 UES Net Income ($ millions) Estimated Capital Expenditures ($ millions) (CHART) (CHART) 29

Regulatory Overview 30

Regulatory Oversight Arizona Corporation Commission Set retail energy rates Constitutionally created branch of Arizona government Five commissioners elected state-wide Limited to serve two consecutive four year terms Commissioner Term Expires Gary Pierce (R)(Chairman) Jan. 2015* Brenda Burns (R) Jan. 2015 Bob Stump (R) Jan. 2013 Sandra Kennedy (D) Jan. 2013 Paul Newman (D) Jan. 2013 * Unable to run for re-election - two term limit Federal Energy Regulatory Commission Transmission rates Long-term wholesale transactions 31

Energy Efficiency Standards ACC approved Electric Energy Efficiency Standards in 2010 Designed to require TEP and other affected utilities to implement cost effective demand side management programs Electric EE Standards target total retail kWh savings in 2011 of 1.25% of 2010 sales Targeted kWh savings increase annually in subsequent years until they reach a cumulative annual reduction in retail kWh sales of 22% by 2020 ACC Decoupling Policy Adopted in December 2010 Designed to encourage energy conservation by restructuring utility rates to separate the recovery of fixed costs from the level of energy consumed Policy indicates that revenue per customer decoupling may be well suited for Arizona as it responds to customer growth Utilities can propose decoupling mechanism in next general rate case application 32

2008 TEP Rate Order Key Provisions Methodology Cost-of-service Test year 12/31/2006 Rate base $1.02 billion 2006 Retail Sales (GWh) 9,320 Allowed ROE 10.25% Capital Structure 42.5% equity / 57.5% debt (Actual capital structure was 40% equity, excluding capital leases, and 60% debt) Non-fuel base rate increase 6% (approx. $47 million). Effective Dec. 1, 2008. Purchased Power and Fuel Adjustment Clause (PPFAC) Effective Jan. 1, 2009Forward lookingEnergy, capacity and transmission Springerville Unit 1 - 387 MW coal-fired plant leased by TEP. Lease expires Jan. 1, 2015. Non-fuel recovery of $25.67 per kW per month or approx. $117 millionApproximates levelized cost through the remainder of the term of the lease Average base retail rate 8.9 cents / kWh (base non-fuel rate of 6.0 cents) Rate case moratorium Cannot file new case before 6/30/2012 with a test year no earlier than 12/31/11 33

2008 TEP Rate Order - Key Provisions ACC Decision No. 70628 II. Rate increase 2.2 TEP's rates, including generation, will be determined using a cost-of-service methodology. ...TEP shall withdraw its proposed market and hybrid rate methodologies. Original cost rate base: $1.02B (net of $134M of adjustments, including deferred income taxes of $119M) Average base rate increase of 6% (avg. base retail rate of 8.9 cents/kWh) Includes base cost of fuel & purchased power of 2.8896 cents/kWh Revenue increase of $47.1M III. Ratemaking treatment of generation assets 3.1 For ratemaking purposes, SGS Unit 1 and Luna shall be included in TEP's rate base at their respective original costs. All other generation assets acquired by TEP after December 31, 2006, but before December 31, 2012, shall be included in TEP's rate base at their respective original costs, subject to the Commission's subsequent regulatory and ratemaking review and approval. 3.2 Recovery of SGS Unit 1 non-fuel costs shall reflect a cost of $25.67 per KW per month which approximates the levelized cost of SGS Unit 1 through the remainder of the primary lease term for this generating facility. In addition, SGS Unit 1 leasehold improvements shall be included in TEP's original cost rate base at net book value as of December 31, 2006. 3.3 Luna shall be included in TEP's original cost rate base at net book value as of December 31, 2006. 34

2008 TEP Rate Order - Key Provisions X. Rate case moratorium 10.1 TEP's base rates shall remain frozen through December 31, 2012. 10.2 TEP shall not submit a rate application sooner than June 30, 2012. ...test year ending no earlier than December 31, 2011. 10.2 Signatories agree to use their best efforts to have post-moratorium rates in place no later than thirteen months after TEP's rate application is filed with the Commission. XI. Emergency Clause 11.1 ...TEP shall not be prevented from requesting a change to its base rates, or necessary changes to the PPFAC mechanism, the DSM or REST, that would take effect prior to January 1, 2013, in the event of conditions or circumstances that constitute an emergency. ...emergency is limited to an extraordinary event that is beyond TEP's control and that, in the Commission's judgment, requires rate relief in order to protect the public interest. This provision is not intended to preclude TEP from seeing rate relief pursuant to this paragraph in the event of the imposition of a federal carbon tax or related federal cap and trade system. 35

Reconciliation of Non-GAAP Measures 36

Reconciliation of Non-GAAP Measures

Base O&M

UniSource Energy O&M Components	Year End 2010	Year End 2009
	-millions of dollars-	
TEP Base O&M (Non-GAAP)	$227.6	$231.0
UNS Gas Base O&M (Non-GAAP)	25.3	24.7
UNS Electric Base O&M (Non-GAAP)	20.8	20.8
Consolidating Adjustments & Other	(8.5)	(7.0)
UniSource Energy Base O&M (Non-GAAP)	**$265.2**	**$269.5**
Reimbursed O&M Related to Springerville Units 3 and 4	64.5	40.9
O&M Related to Customer-funded Renewable Energy and DSM Programs	40.4	23.5
UniSource Energy O&M (GAAP)	**$370.1**	**$333.9**

TEP O&M Components	Year End 2010	Year End 2009
	-millions of dollars-	
Wages, A&G, Other	$152.4	$149.7
Generating Plant Maintenance Expense	61.0	64.0
	14.2	17.3
Pension and Postretirement Benefits Expense		
TEP Base O&M (Non-GAAP)	**$227.6**	**$231.0**
Reimbursed O&M Related to Springerville Units 3 and 4	64.5	40.9
O&M Related to Customer-funded Renewable Energy and DSM Programs	31.4	17.9
TEP O&M (GAAP)	**$323.5**	**$289.8**

UniSource Energy O&M Components	3rd Quarter 2011	3rd Quarter 2010	YTD Sept. 30, 2011	YTD Sept. 30, 2010
	-millions of dollars-		-millions of dollars-	
TEP Base O&M (Non-GAAP)	$54.4	$52.6	$172.6	$162.4
UNS Gas Base O&M	5.4	6.0	17.7	17.9
UNS Electric Base O&M	5.0	5.3	14.9	15.6
Consolidating Adjustments & Other	(2.5)	(2.2)	(7.2)	(6.6)
UniSource Energy Base O&M (Non-GAAP)	**$62.3**	**$61.7**	**$198.0**	**$189.3**
Reimbursed O&M Related to Springerville Units 3 and 4	16.2	14.0	48.5	40.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	12.3	13.2	35.4	29.2
UniSource Energy O&M (GAAP)	**$90.8**	**$88.9**	**$281.9**	**$259.0**

TEP O&M Components	3rd Quarter 2011	3rd Quarter 2010	YTD Sept. 30, 2011	YTD Sept. 30, 2010
	-millions of dollars-		-millions of dollars-	
TEP Base O&M (Non-GAAP)	**$54.4**	**$52.6**	**$172.6**	**$162.4**
O&M Recorded in Other Expense	(1.4)	(1.6)	(5.2)	(4.9)
Reimbursed O&M Related to Springerville Units 3 and 4	16.2	14.0	48.5	40.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	10.6	9.7	30.5	21.7
TEP O&M (GAAP)	**$79.8**	**$74.7**	**$246.4**	**$219.7**

Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

UniSource Energy Corporation

37

Reconciliation of Non-GAAP Measures TEP Retail Margin Revenues 38 TEP Year End Year End Year End Year End 2010 2009 Incr (Decr) % Change RETAIL REVENUES - $ MILLIONS Margin Revenues: Residential $251.5 $253.7 ($2.2) -0.9% Commercial 159.1 159.9 (0.7) -0.5% Industrial 96.8 99.9 (3.1) -3.1% Mining 31.0 30.1 0.9 3.0% Other 12.2 12.5 (0.3) -2.4% Total (Non-GAAP) $550.6 $556.0 ($5.4) -1.0% DSM / REST 37.8 25.4 12.4 48.7% Fuel Revenues: Recovered from Customers 279.8 286.1 (6.3) -2.2% Total Retail Revenues (GAAP) $868.1 $867.5 $0.6 0.1% Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Reconciliation of Non-GAAP Measures

TEP Retail Margin Revenues

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,			
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
RETAIL REVENUES - $ MILLIONS								
Margin Revenues:								
Residential	$94.3	$96.8	(2.5)	-2.6%	$202.6	203.4	(0.8)	-0.4%
Commercial	50.0	51.1	(1.1)	-2.2%	123.5	123.4	0.1	0.1%
Industrial	28.7	28.8	(0.1)	-0.3%	73.2	74.1	(0.9)	-1.2%
Mining	8.3	8.1	0.2	2.5%	23.9	23.2	0.7	3.0%
Other	3.4	3.4	-	0.0%	9.3	9.1	0.2	2.2%
Total (Non-GAAP)	**$184.7**	**$188.2**	**($3.5)**	-1.9%	**$432.5**	**$433.2**	**($0.7)**	-0.2%
DSM / REST	12.0	11.8	0.2	1.7%	36.1	29.8	6.3	21.1%
Fuel Revenues:								
Recovered from Customers	112.2	100.3	11.9	11.9%	245.7	222.3	23.4	10.5%
Total Retail Revenues (GAAP)	$308.9	$300.3	$8.6	2.9%	$714.3	$685.3	$29.0	4.2%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UniSource Energy Corporation

39